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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      July 3, 1997


                             MAS Acquisition I Corp.
               (Exact name of Registrant as specified in charter)



           Delaware                  0-28772                    35-1990559
 (State or other jurisdiction      (Commission              (I.R.S. Employer
       of incorporation)           File Number)             Identification No.)


    1922 North Bedford Ave., Evansville, Indiana                  47711
    (Address of principal executive offices)                    (Zip code)



Registrant's telephone number, including area code      (812) 468-8250


                                 Not Applicable
         (Former name or former address, if changed, since last report)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


Exhibit Number             Description

         99.1              Form of Offshore Securities
                           Subscription Agreement


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ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

1. On June 25, 1997, the Company began offshore distribution of shares of common stock. Sergy Niorba is acting as placement agent. The offshore offering are being made pursuant to Regulation S of the Securities Act of 1933. The Company and the placement agent will distribute 100 shares of common stock each to no more than 35 non-U.S. persons.

The Company will escrow the shares of common stock during the 40 days restriction period from the completion date of this offering and will not send stock certificate or register any trasfer of shares until the end of the restriction period.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    July 3, 1997

                                     MAS Acquisition I Corp.


                                     By: /s/Aaron Tsai
                                        --------------------------------
                                            Aaron Tsai, President
                                            Chief Executive Officer
                                            Treasurer and Director

                                     By: /s/ Chia-Lun Tsai
                                        --------------------------------
                                             Chia-Lun Tsai, Director